UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2010

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 700
San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
Item 9.01.	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 2.02. Results of Operations and Financial Condition.

On February 4, 2010, PDF Solutions (the “Company”) issued a press release regarding certain financial results and other information related to the fiscal quarter ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release also announced the new expected date of release of its full financial results for the fiscal quarter ended December 31, 2009 and fiscal year 2009 and the corresponding live teleconference, to be hosted by John Kibarian, CEO of the Company, and Keith Jones, CFO of the Company, to Wednesday, February 10, 2010, beginning at 3:00 p.m. Pacific Time to discuss these full results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 4, 2010 regarding certain financial results and other information related to the fiscal quarter ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

	By:	/s/ Keith A. Jones
Keith A. Jones
Chief Financial Officer and Vice President, Finance

Dated: February 4, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 4, 2010 regarding certain financial results and other information related to the fiscal quarter ended December 31, 2009.